BLACKROCK SERIES FUND, INC.
BlackRock Equity Dividend Portfolio
BlackRock International Index Portfolio
BlackRock Global SmallCap Portfolio
BlackRock Mid Cap Value Opportunities Portfolio
BlackRock SmallCap Index Portfolio
BlackRock Short-Term Bond Portfolio

Supplement Dated February 1, 2007
to the Prospectus dated May 1, 2006,
as Supplemented October 2, 2006

The Prospectus of each Portfolio listed above,
 each a series of BlackRock Series Fund, Inc. (the "Fund"), is amended to add the following discussion regarding a proposed substitution and subsequent liquidation of each Portfolio.

The Fund's Board of Directors has approved a Plan of Liquidation that would result in the liquidation of all of the Portfolios listed above. In contemplation of the potential liquidation of the Portfolios, the insurance companies that hold the shares of the Portfolios to fund variable annuity contracts issued by them have selected Replacement
 Portfolios and prepared a Plan of Substitution for each Portfolio, under which any assets remaining in any
Portfolio at the time of liquidation would be placed in the corresponding Replacement Portfolio.Under the Plan of Liquidation, the liquidation of each Portfolio is contingent upon the approval of the Plan of Substitution relevant to that Portfolio by a majority vote of the outstanding shares of that Portfolio, which are held by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York.

More information about each Plan of Substitution and the Replacement Portfolios will be provided to the relevant shareholders and variable annuity contract holders in proxy solicitation materials that are expected to be mailed in February, 2007. The contract holders will have an opportunity to instruct the insurance companies how to vote the shares represented by their interests in the variable annuity contacts. For each Portfolio, if the Plan of Substitution is approved by shareholders, the substitution and the liquidation would be expected to become effective on or about May 1, 2007, or as soon as practicable thereafter (the "Substitution Date").
 If a Plan of Substitution for a Portfolio is not approved by the applicable shareholders, that Portfolio will not be liquidated.

You may transfer your assets into another portfolio available under your contract at any time prior to the Substitution Date.
  If the shareholders of your Portfolio approve the Plan of Substitution for your Portfolio and the Fund proceeds with the Plan of Liquidation, any assets remaining in your Portfolio will automatically be transferred to the replacement portfolio offered under your contract on the Substitution Date.




Code #19057-SUP